UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 19, 2014

GOLD RESOURCE CORPORATION

(Exact name of registrant as specified in its charter)

Colorado	001-34857	84-1473173
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

2886 Carriage Manor Point

Colorado Springs, CO 80906

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number including area code: (303) 320-7708

Check the appropriate box below if the form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07.	Submission of Matters to a Vote of Security Holders

Gold Resource Corporation (the “Company”) held its annual shareholders’ meeting on June 19, 2014. At the annual meeting, the shareholders elected the four individuals nominated to be directors, ratified the appointment of KPMG LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2014, and approved the advisory proposal concerning executive compensation.

Election results for the nomination of directors are as follows:

	Shares Voted
Name of Nominee	For	Withheld	Broker Non-Votes
Bill M. Conrad	21,157,811	6,312,423	15,114,522
Jason D. Reid	22,522,588	4,947,646	15,114,522
Tor Falck	22,074,195	5,396,039	15,114,522
Gary C. Huber	22,066,622	5,403,612	15,114,522

Election results for the ratification of the appointment of KPMG LLP as the independent registered public accounting firm for the year ending December 31, 2014 are as follows:

For	Against	Abstain	Broker Non-Votes
42,208,713	271,895	104,148	0

Election results for the advisory vote to approve executive compensation are as follows:

For	Against	Abstain	Broker Non-Votes
20,919,945	6,306,643	243,616	15,114,522

Item 7.01	Regulation FD

On June 19, 2014, in connection with its annual meeting, the Company made a presentation to the shareholders in attendance at the meeting. A copy of the slides presented at the meeting is attached to this report as Exhibit 99.1.

The information furnished under this Item 7.01, including the exhibits, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, except as shall be expressly set forth by reference to such filing.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

99.1	Power Point presentation dated June 19, 2014

Cautionary Statement for Purposes of the “Safe Harbor” Provisions of the Private Securities Litigation Reform Act of 1995.

With the exception of historical matters, the matters discussed in this report include forward-looking statements that involve risks and uncertainties that could cause actual results to differ materially from projections or estimates contained therein. Such forward-looking statements include, among others, statements regarding future exploration and development activities and the decisions of third parties over which the Company has no control. Factors that could cause actual results to differ materially from projections or estimates include, among others, precious metals prices, economic and market conditions and future drilling results, as well as other factors described in our Annual Report on Form 10-K for the year ended December 31, 2011, and other filings with the SEC. Most of these factors are beyond the Company’s ability to predict or control. The Company disclaims any obligation to update any forward-looking statement made in the press release. Readers are cautioned not to put undue reliance on forward-looking statements.

U.S. investors should be aware that the Company has no “reserves” as defined by Guide 7 adopted by the United States Securities and Exchange Commission (SEC) and are cautioned not to assume that any part or all of the mineralization will ever be confirmed or converted into Guide 7 compliant “reserves.”

SIGNATURE

Pursuant to the requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, the Registrant has caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.

GOLD RESOURCE CORPORATION

Date: June 19, 2014	By:	/s/ Jason D. Reid
	Name:	Jason D. Reid
	Title:	Chief Executive Officer and President

EXHIBIT INDEX

The following is a list of the Exhibits furnished herewith.

Exhibit Number	Description of Exhibit

99.1	Power Point presentation dated June 19, 2014